UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2015, the Company was notified that the assignment of its interest in certain oil and gas wells to the operator of those wells had been accepted and recorded by the operator. The assignment, dated June 1, 2015 and effective March 1, 2015, transfers the Company’s ownership interest in oil and gas leases covering four (4) wells located in Pottawatomie County, Oklahoma to Nitro Petroleum Inc., the operator of the four (4) wells, in exchange for $10 and the cancellation of all current and future liabilities of the Company incurred pursuant to the Joint Operating Agreement for the leases in connection with the operation and abandonment of those wells, including $57,628 in accrued operating expenses. The Company has previously reported its interest in these wells in its financial statements as Discontinued Operations. As a result of the assignment, the Company has ceased to be a party to the Joint Operating Agreement. A copy of the assignment is filed herewith as Exhibit 10.1.

Item 1.02. Termination of Material Definitive Agreement.

The information provided under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 19, 2015, Independence Energy Corp. (the Company”) issued a press release announcing its results of operations for its five month transition period ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2015, the Company’s board of directors approved the appointment of David Kleinhandler to its board of directors. The election of Mr. Kleinhandler will fill an open vacancy on the Company’s Board of Directors.

As of the date of this report, the board of directors has not appointed any board committees, but may do so in the future.

There are no transactions reportable pursuant to Item 404(a) of Regulation S-K in connection with the election of Mr. Kleinhandler as director.

Mr. Kleinhandler will not receive any compensation for his service as a director at this time.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits
10.1	Assignment dated June 1, 2015
99.1	Press Release issued by Independence Energy Corp., August 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2015	Independence Energy Corp.
	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chairman of the Board and Director